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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 8, 2001



                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                             06-1340090
       (STATE OR OTHER JURISDICTION OF              (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)            IDENTIFICATION NUMBER)

          20415 NORDHOFF STREET
               CHATSWORTH, CA                             91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (818) 773-0900

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Events

        On October 8, 2001, registrant and Luminent, Inc., registrant's 92.3% owned subsidiary, jointly issued a press release announcing that registrant had established an exchange ratio for the previously announced short-form merger of Luminent. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


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Item 7. Financial Statements and Exhibits

        (c) Exhibits

        99.1 Press Release dated October 8, 2001.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 8, 2001



                          MRV COMMUNICATIONS, INC.



                          By: /s/ NOAM LOTAN
                              -------------------------
                              Noam Lotan
                              President and Chief Executive Officer